UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2026

Commission File Number: 1-14225

HNI Corporation

Iowa	42-0617510
(State of incorporation)	(IRS Employer Identification No.)
600 East Second Street
P. O. Box 1109
Muscatine, Iowa 52761-0071
(563) 272-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	Financial Information

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 8, 2026, HNI Corporation (the “Corporation”) issued a press release announcing an operational improvement plan to reduce structural cost and streamline customer fulfillment in its workplace furnishings business. The plan was adopted as of January 8, 2026.  A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.05.

Item 2.06	Material Impairments

The disclosure under Item 2.05 is incorporated by reference into this Item 2.06.

Section 9	Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

The following exhibit relating to Item 2.05 is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Text of press release dated as of January 8, 2026.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION

Date:	January 8, 2026	By:	/s/ Vincent Paul Berger II

Vincent Paul Berger II
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Text of press release dated as of January 8, 2026.